UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 16, 2004

TRESTLE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, Suite 105 Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 16, 2004, the Company entered into an agreement with Michael Doherty, the Company’s Chairman, effective as of August 1, 2004, to retain Mr. Doherty’s services as Chairman through May 2005 in exchange for the payment of $10,000 per month. The Company also entered into an agreement effective as of September 1, 2004 to pay Doherty & Company, LLC, an affiliate of Mr. Doherty, $10,000 per month for financial advisory services.  Copies of these agreements are attached to this Form 8-K as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Item 9.01. – FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements.

Not applicable.

(b)                                 Pro Forma Financial Information

Not applicable

(c)                                  Exhibits

99.1                            Letter Agreement between Trestle Holdings and Michael Doherty dated September 16, 2004.

99.2                            Financial Consulting Agreement between Trestle Holdings, Inc. and Doherty & Company, LLC dated September 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

September 16, 2004	/s/ BARRY HALL
Barry Hall
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter Agreement between Trestle Holdings and Michael Doherty dated September 16, 2004.

99.2	Financial Consulting Agreement between Trestle Holdings, Inc. and Doherty & Company, LLC dated September 16, 2004.